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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 16, 2003




                              Hercules Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                         001-00496                     51-0023450
-------------------------------     ------------------------    ----------------------------
(State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification
        incorporation)                                                      Number)


                                 Hercules Plaza
                          1313 North Market Street
                       Wilmington, Delaware 19894-0001
             ---------------------------------------------------
             (Address of principal executive offices) (Zip Code)


                               (302) 594-5000
             ---------------------------------------------------
            (Registrant's telephone number, including area code)
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Item 5. Other Events and Regulations FD Disclosure

      On December 16, 2003, Hercules Incorporated ("Hercules") issued a press release, which is attached as an exhibit to this Form 8-K, to announce that the proposed acquisition of Meraklon S.p.A. remains pending. The Company further advised that the closing would not be completed by the end of year 2003 since the regulatory approval process is taking longer than expected.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

      99.1  Press Release of Hercules Incorporated dated December 16, 2003.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 18, 2003                           By:    HERCULES INCORPORATED


                                                   /s/ Fred G. Aanonsen
                                                   --------------------
                                                   Fred G. Aanonsen
                                                   Vice President and Controller

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                                  EXHIBIT INDEX

Number         Exhibit
------         -------

99.1           Press Release of Hercules Incorporated dated December 16, 2003